                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)   JULY 25, 1996
                                                       -----------------


                             ESSEX BANCORP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      DELAWARE                        1-10506                  54-1721085
- -------------------------           ------------           -------------------
 (State or other juris-             (Commission             (I.R.S. Employer
diction of incorporation)           File Number)           Identification No.)


Reflections II, Suite 200
  200 Golden Oak Court
VIRGINIA BEACH, VIRGINIA                                         23452
- -------------------------                                  -------------------
  (Address of principal                                        (Zip Code)
   executive offices)


      Registrant's telephone number, including area code  (804) 486-8700
                                                         ----------------


- ------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Essex Bancorp, Inc.

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On July 25, 1996, Essex Savings Bank, F.S.B. (the "Bank"), the wholly-owned thrift subsidiary of Essex Bancorp, Inc. (the "Registrant"), completed the sale of the deposits and related assets of its Wilmington, Raleigh and Greensboro, North Carolina branches (the "Branches") to Centura Bank, Inc. ("Centura") pursuant to the Branch Purchase and Deposit Assumption Agreement dated April 11, 1996.

Deposits and related accrued interest assumed by Centura approximated $71.3 million and deposit loans and related accrued interest acquired by Centura approximated $72,000. In connection with the sale of the Branches, the Bank recognized a $700,000 gain on the sale of deposits, net of transaction costs. The sale of the Branches required cash of $70.5 million, which was funded by the sale of fixed-rate and adjustable-rate first mortgage loans and related accrued interest with a carrying value approximating $62.2 million, as well as the utilization of a portion of the Bank's excess liquidity.

Prior to the sale, there was no material relationship between the Registrant or the Bank and Centura, nor between Centura and any affiliate, director, or officer of the Registrant or the Bank, or any associate of any such director or officer.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired - Not Applicable

(b)  Pro Forma Financial Information

The unaudited pro forma financial statements consist of an unaudited pro forma consolidated balance sheet as of June 30, 1996 and unaudited pro forma consolidated statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996. The unaudited pro forma financial statements are presented for information purposes only and are not necessarily indicative of the results which would actually have occurred if the sale of the Branches had been consummated in the past or which may be obtained in the future.

The unaudited pro forma financial statements include the historical financial statements of the Registrant, pro forma adjustments directly attributable to the sale of the Branches and pro forma results. The unaudited pro forma consolidated balance sheet as of June 30, 1996 assumes the sale of the Branches occurred on June 30, 1996. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996 assume the sale of the Branches occurred on January 1, 1995 and present loss from continuing operations before nonrecurring charges or credits directly attributable to the sale of the Branches.

(c)  Exhibits

The Branch Purchase and Deposit Assumption Agreement dated April 11, 1996 between the Bank and Centura is incorporated herein by reference to Exhibit
10.1 of the Registrant's Form 10-Q for the quarterly period ended March 31, 1996.

                     ESSEX BANCORP, INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                (IN THOUSANDS)

                                                            As Reported    Pro Forma      Adjustments      Pro Forma
                                                           June 30, 1996   Increase         Decrease     June 30, 1996
                                                           -------------   ---------      -----------    -------------
ASSETS
  Cash and cash equivalents                                  $  15,241    $ 71,705 (A)   $  71,692 (B)     $  15,254
  Certificates of deposit in other financial institutions        8,000                       8,000 (A)             -
  Federal Home Loan Bank stock                                   2,540                                         2,540
  Securities available for sale                                  5,138                                         5,138
  Securities held to maturity                                    7,918                                         7,918
  Loans held for investment                                    185,411                          71 (C)       185,340
  Loans held for sale                                           66,891                      63,317 (A)         3,574
  Other assets                                                  14,084                         388 (A)
                                                                                                44 (C)
                                                                                                 6 (E)        13,646
                                                             ---------    --------       ---------         ---------
        Total Assets                                         $ 305,223    $ 71,705       $ 143,518         $ 233,410
                                                             =========    ========       =========         =========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
  Deposits:
    Noninterest-bearing                                      $   1,555    $              $      21 (D)     $   1,534
    Interest-bearing                                           258,269                      72,542 (D)       185,727
                                                             ---------    --------       ---------         ---------
      Total deposits                                           259,824                      72,563           187,261
  Federal Home Loan Bank advances                               26,262                                        26,262
  Other borrowings                                               1,160                                         1,160
  Other liabilities                                              2,404          53 (C)          23 (D)         2,434
                                                             ---------    --------       ---------         ---------
        Total Liabilities                                      289,650          53          72,586           217,117

SHAREHOLDERS' EQUITY
  Preferred stock                                                   22                                            22
  Common stock                                                      11                                            11
  Capital in excess of par                                      23,656                                        23,656
  Holding gain on securities available for sale                     14                                            14
  Accumulated deficit                                           (8,130)        720 (E)                        (7,410)
                                                             ---------    --------       ---------         ---------
       Total Shareholders' Equity                               15,573         720                            16,293
                                                             ---------    --------       ---------         ---------
       Total Liabilities and Shareholders' Equity            $ 305,223    $    773       $  72,586         $ 233,410
                                                             =========    ========       =========         =========


        The notes to the unaudited pro forma consolidated balance sheet are an integral part of this statement.

                     ESSEX BANCORP, INC. AND SUBSIDIARIES
                         NOTES TO UNAUDITED PRO FORMA
                          CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1996


The unaudited pro forma consolidated balance sheet assumes the sale of the Branches occurred on June 30, 1996. Therefore, the amounts presented as pro forma adjustments are based on actual balances included in the Registrant's historical consolidated balance sheet as of June 30, 1996.

(A) Proceeds from the sale of loans and related accrued interest and redemption of certificates of deposit required to fund the sale of the Branches.

(B) Cash paid to Centura for the assumption of deposit liabilities and related accrued interest, net of the deposit premium paid by Centura, deposit loans and related accrued interest acquired by Centura and reimbursement by Centura of prepaid expenses.

(C)  Deposit loans and related accrued interest acquired by Centura.

(D)  Deposits and related accrued interest assumed by Centura.

(E) Recognition of prepaid transaction costs and the premium on deposits paid by Centura.

                     ESSEX BANCORP, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             Pro Forma Adjustments
                                                        -------------------------------
                                                As Reported   Increase   Decrease      Pro Forma
                                                -----------   --------   --------      ---------
INTEREST INCOME
 Interest and fees on loans                      $  19,779     $         $ 4,416 (A)   $  15,363
 Investment securities                                 836                                   836
 Mortgage-backed securities                          1,286                                 1,286
 Other                                                 646                   550 (B)          96
                                                 ---------     ------    -------       ---------
      Total Interest Income                         22,547                 4,966          17,581

INTEREST EXPENSE
 Deposits                                           13,505                 4,306 (C)       9,199
 Federal Home Loan Bank advances                     2,798                                 2,798
 Other borrowings                                      324                                   324
                                                 ---------     ------    -------       ---------
      Total Interest Expense                        16,627                 4,306          12,321
                                                 ---------     ------    -------       ---------

      Net Interest Income                            5,920                   660           5,260
PROVISION FOR LOAN LOSSES                            2,477                                 2,477
                                                 ---------     ------    -------       ---------

      Net Interest Income After Provision
        for Loan Losses                              3,443                   660           2,783

NONINTEREST INCOME
 Loan servicing fees                                 1,766                                 1,766
 Mortgage banking income                               505                                   505
 Other service charges and fees                        429                     4 (D)         425
 Net gain (loss) on sale of loans                      115                                   115
 Other                                                 357                                   357
                                                 ---------     ------    -------       ---------
      Total Noninterest Income                       3,172                     4           3,168

NONINTEREST EXPENSE
 Salaries and employee benefits                      4,388                   192           4,196
 Net occupancy and equipment                         1,671                    73           1,598
 Deposit insurance premiums                            722                   232             490
 Amortization of intangible assets                     956                                   956
 Other                                               3,033                   158           2,875
                                                 ---------     ------    -------       ---------
      Total Noninterest Expense                     10,770                   655 (F)      10,115
                                                 ---------     ------    -------       ---------

      Loss From Continuing Operations
        Before Income Taxes                         (4,155)                    9          (4,164)
BENEFIT FROM INCOME TAXES                                -                                     -
                                                 ---------     ------    -------       ---------

   Loss From Continuing Operations               $  (4,155)    $         $     9       $  (4,164)
                                                 =========     ======    =======       =========

   Loss Per Common Share (G)                     $   (3.96)                            $   (3.97)
                                                 =========                             =========
   Weighted average common shares outstanding    1,049,684                             1,049,684
                                                 =========                             =========


        The notes to the unaudited pro forma consolidated statement of operations are an integral part of this statement.

                     ESSEX BANCORP, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             Pro Forma Adjustments
                                                        -------------------------------
                                                As Reported   Increase   Decrease      Pro Forma
                                                -----------   --------   --------      ---------
INTEREST INCOME
 Interest and fees on loans                      $  10,575    $          $ 1,941 (A)   $   8,634
 Investment securities                                 343                                   343
 Mortgage-backed securities                            360                                   360
 Other                                                 496                   212 (B)         284
                                                 ---------    -----      -------       ---------
      Total Interest Income                         11,774                 2,153           9,621

INTEREST EXPENSE
 Deposits                                            7,391                 2,182 (C)       5,209
 Federal Home Loan Bank advances                       856                                   856
 Other borrowings                                      109                                   109
                                                 ---------    -----      -------       ---------
      Total Interest Expense                         8,356                 2,182           6,174
                                                 ---------    -----      -------       ---------

      Net Interest Income                            3,418                   (29)          3,447
PROVISION FOR LOAN LOSSES                              803                                   803
                                                 ---------    -----      -------       ---------

      Net Interest Income After Provision
        for Loan Losses                              2,615                   (29)          2,644

NONINTEREST INCOME
 Loan servicing fees                                   835                                   835
 Mortgage banking income                               271                                   271
 Other service charges and fees                        278                     5 (D)         273
 Net gain (loss) on sale of:
   Securities                                          153                                   153
   Deposits                                          1,065                                 1,065
 Other                                                  87       65 (E)                      152
                                                 ---------    -----      -------       ---------
      Total Noninterest Income                       2,689       65            5           2,749

NONINTEREST EXPENSE
 Salaries and employee benefits                      2,676                    79           2,597
 Net occupancy and equipment                           781                    37             744
 Deposit insurance premiums                            438                   121             317
 Amortization of intangible assets                   6,733                                 6,733
 Other                                               1,596                    66           1,530
                                                 ---------    -----      -------       ---------
      Total Noninterest Expense                     12,224                   303 (F)      11,921
                                                 ---------    -----      -------       ---------

      Loss From Continuing Operations
        Before Income Taxes                         (6,920)      65         (327)         (6,528)
BENEFIT FROM INCOME TAXES                                -                                     -
                                                 ---------    -----      -------       ---------

   Loss From Continuing Operations               $  (6,920)   $  65      $  (327)      $  (6,528)
                                                 =========    =====      =======       =========

   Loss Per Common Share (G)                     $   (6.59)                            $   (6.22)
                                                 =========                             =========

   Weighted Average Common Shares Outstanding    1,050,150                             1,050,150
                                                 =========                             =========


        The notes to the unaudited pro forma consolidated statement of operations are an integral part of this statement.

                     ESSEX BANCORP, INC. AND SUBSIDIARIES
                         NOTES TO UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996


The unaudited pro forma consolidated statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996 assume the sale of the Branches occurred on January 1, 1995 and present loss from continuing operations before nonrecurring charges or credits directly attributable to the sale of the Branches. The pro forma adjustments present the elimination of actual interest expense on deposits at the Branches, actual service charges and fees on those deposits and actual operating expenses directly associated with the Branches included in the Registrant's historical consolidated statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996. The pro forma adjustments also present the elimination of interest income on loans sold and cash equivalents liquidated to fund the sale of deposits at their January 1, 1995 levels. The loan portfolios assumed to be sold consist primarily of loans serviced by others. Interest income and accretion of discount on these portfolios are eliminated in their entirety. The elimination of interest income on the remaining loans and cash equivalents is based on the average yields of comparable assets for the year ended December 31, 1995 and for the six months ended June 30, 1996.

(A) Elimination of interest income and accretion of discount on loan portfolios sold to partially fund the sale of the Branches.

(B) Elimination of interest income on cash equivalents liquidated to partially fund the sale of the Branches.

(C)  Elimination of interest expense on deposits assumed by Centura.

(D) Elimination of service charges and fees associated with deposit accounts assumed by Centura.

(E) Elimination of the nonrecurring impact of the sale of loans to partially fund the sale of the Branches, which was included in the historical statement of operations for the six months ended June 30, 1996.

(F)  Elimination of operating expenses directly associated with the Branches.

(G) Loss per share was determined by dividing loss from continuing operations by the weighted average number of shares of common stock outstanding. Because the inclusion of common stock equivalents would have an anti-dilutive effect on the primary loss per share calculation, effectively decreasing the loss per share, they are not considered in the computation.

                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    ESSEX BANCORP, INC.
                                    Registrant


Dated:  August 6, 1996              By: /s/ Mary-Jo Rawson
                                        ----------------------------------
                                        Vice President and Chief
                                          Accounting Officer



















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